UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------
                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2006 (January 6,
2006)

                               ANTS SOFTWARE INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                  000-16299                  13-3054685
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)            Identification No.)

        700 Airport Blvd. Suite 300, Burlingame, CA               94010
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         (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (650) 931-0500

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     Item 3.02   Unregistered Sales of Equity Securities.

     On January 6, 2006, ANTs software inc. ("ANTs" or "the Company") completed a private placement financing, having sold, during the quarter-ended December 31, 2005, (i) a total of 973,750 units at a price of $1.60 per unit, each unit consisting of one share of ANTs Common Stock and a warrant to purchase up to one share of ANTs Common Stock, at a per share exercise price of $3.25, exercisable until April 14, 2008 (the "H Units"), and; (ii) 1,000,000 units at a price of $1.60 per unit, each unit consisting of one share of ANTs Common Stock and a warrant to purchase up to one share of ANTs Common Stock, at a per share exercise price of $3.25, exercisable until November 9, 2009 (the "I Units"). ANTs received gross proceeds of $1,558,000 from sales of H Units and $1,600,000 from sales of I Units.

     Also during the quarter-ended December 31, 2005, ANTs received gross proceeds of $1,601,531 and will issue 1,067,687 shares of ANTs Common Stock in connection with the exercise of warrants related to previous private placements. As previously disclosed in filings with the Securities and Exchange Commission, the per share exercise price of the warrants was $2.00. For limited time, the Company's board of directors authorized a reduction in the per share exercise price to $1.50. The warrant holders are accredited investors who had invested in previous private placements.

     The Company's private placements have been made solely to "accredited investors," as that term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). None of the units, warrants or common stock, or shares of our common stock underlying such securities, were registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering.

     During the quarter-ended December 31, 2005, Berry Shino Securities, Inc., the Company's placement agent, earned a cash commission of $143,125 and an equity commission of 41,364 H Units in connection with sales of the H Units, I Units and warrant exercises. The Company also issued 4,375 H Units to a finder in connection with sales of the H Units.

     A copy of the press release dated January 9, 2006, in connection with this filing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

     (d)   Exhibits

     Exhibit Number        Description
     99.1                  Press Release dated January 9, 2006


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                            ANTs software inc.

Date:    January 9, 2006              By:   /s/     Boyd Pearce
                                            ------------------------------------
                                            Boyd Pearce, Chief Executive Officer